REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is entered into as of the Closing Date (as defined herein) by and among Penn Octane Corporation, a Delaware corporation (the Company), and the person whose signature appears on the execution pages of this Agreement (together with its permitted successors and assigns, the "Investors").

     This Agreement is entered into pursuant to the Purchase Agreement between the Company and the Investor dated as of December 14, 1998 (the "Purchase Agreement"). In order to induce the Investor to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement by the Company is a condition to the closing under the Purchase Agreement.

     The  parties  hereby  agree  as  follows:

1.   Definitions
     -----------
     Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     Closing  Date:  The  date  on  which  the  Closing  occurs  pursuant to the
     --------------
Purchase  Agreement.

     Exchange  Act:  The  Securities  Exchange  Act of 1934, as amended, and the
     --------------
rules  and  regulations  of  the  Commission  promulgated  thereunder.

     Losses:  The  term  "Losses"  shall have the meaning set forth in Section 6
     ------
hereof.

     Prospectus:  The  prospectus  included  in  any  Registration  Statement
     -----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Registrable  Securities:  All  shares  of Common Stock sold pursuant to the
     ------------------------
Purchase Agreement, plus any Common Stock issued or issuable to the Investor in respect of the Warrant Share pursuant to any stock split, stock dividend, recapitalization, or similar event. The Warrants are not Registrable Securities hereunder. As to any Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 or any similar provision then in force, under the Securities Act, (iii) such securities shall have been otherwise transferred, new

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certificates  or  other  evidences  of  ownership  for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) the sale of such securities by the Investor shall no longer require registration under the Securities Act or such securities shall cease to be outstanding.

     Registration  Expenses:  All reasonable expenses incurred by the Company in
     ----------------------
complying with Section 3 hereof, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses.

     Registration  Statement:  Any  registration  statement of the Company which
     ------------------------
covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated reference in such registration statement.

     Restricted  Securities:  The  Shares  and  the Warrant Shares upon original
     -----------------------
issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legend set forth on such security pursuant to the terms of the security, the Purchase Agreement and applicable law.

     Rule  144:  Rule  144 under the Securities Act, as such Rule may be amended
     ----------
from time to time, or any similar rule or regulation hereafter adopted by the Commission (excluding Rule 144A).

2.   Securities  Subject  to  this  Agreement
     ----------------------------------------

     The securities entitled to the benefits of this Agreement are the Registrable Securities.

3.   Registration  Rights.
     ---------------------

     (a)  Demand Registration.
          -------------------

          (i) The Investor, or if the Investor shall have assigned any of its rights to any permitted successors and assigns hereunder, the holders of a majority of the Registrable Securities may request that the Company register, and upon such request the Company will register, all or part of the Registrable Securities (the "Demand Registration"), subject to the terms and conditions of this Agreement. The holders of Registrable Securities will be entitled to request one Demand Registration which may be a shelf registration relating to sales of proposed to be made by holders of Registrable Securities pursuant to Rule 415 of the SEC. The request (a "Registration Request") for the Demand Registration shall specify (a) the approximate number of shares of Registrable Securities

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
               requested to be registered (but not less than a majority of shares of the then outstanding number of shares of Registrable Securities), and (b) the intended method of distribution of such shares. Within ten days after the date of sending of such request, the Company will give written notice of such requested registration to all other holders of Registrable of Securities and will include in such Registrable Securities which holders of Registrable Securities request the Company to include such registration by written notice given to the Company with 15 days after the date of sending of the Company's notice.

          (ii) A registration will count as the Demand Registration if (a) the holders of Registrable Securities are able to register and sell at least seventy-five percent of the Registrable Securities requested to be included in such registration or (b) a registration statement relating to a Demand Registration is prepared by the Company but prior to or after filing is withdrawn or abandoned at the request of the holders of the Registrable Securities to be covered by such registration statement (other than as a result of a material adverse change to the Company or following a postponement by the Company pursuant to Section 4(b)).

          (iii)The Company may include in any Demand Registration securities other than shares of Registrable Securities and securities to be registered for offering and sale on behalf of the Company ("Other Securities"), subject to compliance with the provisions of this
               Section in the event any limitation is imposed on the number of securities that may be included in such registration. If the managing underwriter(s) advise the Company in writing that in their opinion the number of shares of Registrable Securities and Other Securities desired to be included in such offering exceeds the number of shares of Registrable Securities and Other Securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the shares of Registrable Securities initially requesting registration, the Company will include in such registration, prior to the inclusion of any Other Securities, the number of shares of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, allocated pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities which each such holder has requested the Company to include in such registration.

          (iv) Selection of Underwriter. The holders of a majority of the shares
               ------------------------
               of Registrable Securities to be included in a registration will have the right to designate an underwriter to co-manage the offering being registered under the Demand registration, subject to the Company's approval which will not be

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
               unreasonably withheld or delayed. The Company will designate the lead-managing underwriter of the offering.

     (b)  "Piggy-Back" Registrations.
          --------------------------

          If at any time the Company shall determine to register any of its Common Stock under the Securities Act, whether in connection with a public offering by the Company, a public offering by shareholders, or both, including, without limitation, by means of any shelf registration pursuant to Rule 415 under the Securities Act or any similar rule or regulation, but other than a Demand Registration or a registration to implement an employee benefit or dividend reinvestment plan, the Company shall promptly give written notice thereof to the Investor who shall be the registered holder(s) of Registrable Securities and shall use its reasonable efforts to effect the registration under the Securities Act of such Registrable Securities as may be requested in a writing delivered to the Company within 30 days after such notice by the Investor as well as to include such Registrable Securities in any notifications, registrations or qualifications under any state securities laws which shall be made or obtained with respect to the securities being registered by the Company; provided, however, that (a) any distribution of Registrable Securities pursu-ant
--------  -------
to such registration shall be managed by the investment banking firm, if any, managing the distribution of the securities being offered by the Company on the same terms as all other securities to be registered, and (b) the Company shall not be required under this Section 3(b) to include Registrable Securities in any registration of securities if the Company shall have been advised by the investment banking firm managing the offering of the securities proposed to be registered by the Company or others that the inclusion of Registrable Securities in such offering would substantially interfere with the orderly sale of such securities which the Company or others propose to register; provided, however, that in making any determination under this subparagraph (b) as to the inclusion of the Registrable Securities in any such offering, Registrable Securities shall be registered on a pro-rata basis with any other securities as to which the Company has granted or may in the future grant registration rights.

     (c)  Registration Expenses.
          ----------------------

          All expenses of any registration and offering of Registrable Securities pursuant to this Section 3 (including, without limitation, registration fees, and disbursements of the Company's counsel, fees for listing the Registrable Securities on any exchange on which similar securities of the Company are listed for trading or on the NASDAQ/AMEX Stock Market) shall be borne by the Company provided, however, that the expenses of any Demand Registration made within one year of the date of this Agreement shall be paid by the holders of the Registrable Securities. The Company shall pay underwrit-ing discounts or commissions payable with respect to the sale of the Registrable Securities, the fees and disbursements of the separate counsel for the holders of Registrable Securities and related transfer taxes in an aggregate amount not to exceed $20,000.

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
4.   Registration Procedures.
     ------------------------

     (a) In connection with any registration pursuant to Section 3 hereof, the Company will prepare and file with the SEC, a Registration Statement, and any amendments and supplements thereto, on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and use its reasonable best efforts to cause such Registration Statement to become effective; provided that before filing with the SEC a Registration Statement or
            --------
prospectus or any amendments or supplements thereto, the Company will (i) furnish to the Investor and counsel selected by the Investor copies of all such documents proposed to be filed, which documents will be subject to the review and comment by the Investor and such counsel, and (ii) notify the Investors of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. The Company will also (i) promptly notify the Investor of the effectiveness of such Registration Statement, (ii) furnish to the Investor such number of copies of such Registration Statement, and each amendment and supplement thereto, the Prospectus included in such Registration Statement and such other documents as the Investor may reasonably request; (iii) use its reasonable best efforts to register or qualify such securities to be registered under such other securities or blue sky laws of such jurisdictions as any Purchaser reasonably requests;
(iv) use its reasonable best efforts to cause all such securities to be registered to be listed on each securities exchange on which similar securities issued by the Company are then listed for trading or on the NASDAQ/AMEX Stock market, and to provide a transfer agent and registrar for such securities to be registered no later than the effective date of such Registration Statement; (v) enter in to such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Investor or the underwriters retained by the Investor, if any, reasonably request in order to expedite or facilitate the disposition of such securities to be registered, including customary indemnification; and (vi) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and the states and make available to the Investor as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration Statement, an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules of the SEC thereunder. The Company shall take all other actions reasonably necessary or advisable to enable the Investor to consummate the disposition of any Registrable Securities pursuant to any registration Statement and to comply with the Securities Act and the Exchange Act in connection with any offer and sale of any Registrable Securities. The terms of this Section 4 shall not require the Company to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such jurisdiction where it is not so subject.

     (b) In connection with any effective Registration Statement filed pursuant to this Agreement, the Company will immediately notify the holders of Registrable Securities registered pursuant to the Registration Statement of the happening of any event as a result of which the Registration Statement or any Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and will promptly prepare and furnish to the holders of Registrable Securities a

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
supplement or amendment to such prospectus so that the Registration Statement or such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Notwithstanding the foregoing, if the Company determines in its reasonable business judgment that an amendment or supplement to the Registration Statement or any such Prospectus would interfere with any material financing, acquisition, corporate reorganization, or other material corporate transaction or development involving the Company, the Company may delay the preparation and filing of such amendment or supplement for a period of up to 60 days in the aggregate in order to complete or make a public announcement with respect to such material transaction or development (it being understood that the Company shall be obligated to extend the period of time it is required to maintain in effect any such Registration Statement to take into account the period of time that such holders of Registrable Securities are unable to offer or sell Registrable Securities by reason of this Section 4(c)).

5.   Holdback  Agreements.
     ---------------------

     (a)     Restrictions  on  Public Sale by Holders of Registrable Securities.
             ------------------------------------------------------------------
Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any Registration Statement.

     (b)     The  foregoing  provisions  shall  not  apply  to  any  holder  of
Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any
                                                     -----------------
such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

6.   Indemnification
     ---------------

     (a)     Indemnification  by  Company.  The Company shall indemnify and hold
             ----------------------------
harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the partners, officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of

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
or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be
                                -----------------
liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission.

     (b)     Indemnification by Holder of Registrable Securities.  In connection
             ---------------------------------------------------
with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information concerning such holder and its proposed disposition of Registrable Securities pursuant to such registration as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Each Investor shall indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents or employees of any such controlling person, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any holder and any of their respective directors, officers, agents, employees or controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and shall survive the transfer of such securities by such holder.

     (c)     Conduct  of  Indemnification  Proceedings.  If  any  action  or
             ------------------------------------------
proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) incurred by the indemnified party, shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6, the
        ------------------
indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the

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
fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties hereunder, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any set-tlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnity or contribution is sought.

     (d)     Contribution.  If  the indemnification provided for in this Section
             ------------
6 from the indemnifying party is unavailable to an in-demnified party in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party hereunder shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

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
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.   Rule  144
     ---------

     The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such information and requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

8.   Underwritten  Registrations
     ---------------------------

     If any of the Registrable Securities covered by any registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company. The Investor may not participate in any underwritten registration hereunder unless the Investor (i) agrees to sell the Investor's Registrable Securities on the basis provided in the underwriting arrangements approved by the Company, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.   Miscellaneous
     -------------

     (a)     Amendments  and  Waivers.  The  provisions  of  this  Agreement,
             ------------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company obtains the written consent of holders of at least a majority of the then outstanding Registrable Securities affected by such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter which relates exclusively to the rights of holders of Registrable Securities whose securi-ties are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of holders of Registrable
Securities whose securities are not being sold pursuant to such Registration Statement may be given by holders of a majority of the Registrable Securities being sold by such holders.

     (b)     Notices.  All  notices  and  other  communications  provided for or
             -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next day air courier, telex, or telecopy: (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to the Investor, the address set forth in Section B of the Purchase Agreement; and (ii) if to the Company, at 900 Veterans Boulevard, Suite 240, Redwood City California 94063, attention: Secretary, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 8(b).

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; one business day after being sent by next day air courier; when answered back, if telexed; and when receipt acknowledged, if telecopied.

     (c)     Transfer of Registration Rights.  The rights granted to the holders
             -------------------------------
pursuant to this Agreement to cause the Company to register securities may not be assigned or otherwise transferred in any way other than to an Affiliate of the holder to whom the holder has transferred all or any part of the Warrant or the Amended Note.

     (d)     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts by the parties hereto, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e)     Headings.  The  headings  in  this Agreement are for convenience of
             --------
reference  only  and  shall  not  limit  or otherwise affect the meaning hereof.

     (f)     Governing  Law.  This  Agreement shall be governed by and construed
             ---------------
in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     (g)     Severability.  If  any  term, provision, covenant or restriction of
             ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     (h)     Entire  Agreement.  This Agreement is intended by the parties to be
             -----------------
a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i)     Attorneys' Fees.  If any action or proceeding is brought to enforce
             ----------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     IN WITNESS WHEREOF, the parties have executed this agreement as of December 14, 1998.

                         PENN  OCTANE  CORPORATION



                         By:  ______________________________________
                              Ian  T.  Bothwell
                              Chief  Financial  Officer

IN WITNESS WHEREOF, the parties have executed this agreement as of December 14, 1998.



                         KFP  Grand  Ltd.


                         By:  ____________________________________
                              Mahmood  Khimji
                              President

                                   SCHEDULE  I

Investors  and  Addresses
-------------------------

KFP Grand  Ltd.                                      Shares  Purchased:  500,000
545 E. John Carpenter Freeway, Suite 1400            Warrants:  300,000
Irving, Texas 75062
Attention: Mahmood Khimji
           President

with  a  copy  to:

Dudley  Murrey,  Esq.
Hughes  &  Luce,  L.L.P.
1717  Main  Street,  Suite  2800
Dallas,  Texas  75201